UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2010

Lightwave Logic, Inc.

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(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or Organization)	0-52567 (Commission File Number)	82-049-7368 (I.R.S. Employer Identification No.)

121 Continental Drive, Suite 110, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-356-2717

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On August 18, 2010, the registrant issued a press release regarding a conference call and webcast that will take place on Tuesday, August 24, 2010 at 4:00PM EDT to update shareholders on positive technology progress and developments. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1

Press Release dated August 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ James S. Marcelli

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   James S. Marcelli

Dated August 18, 2010